Goodwill	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

8.	GOODWILL

	Momo	Tantan	Total
	RMB	RMB	RMB
Balance, as of January 1, 2021	22,130	4,066,273	4,088,403
Impairment loss	(22,130)	(3,971,300)	(3,993,430)
Foreign exchange differences	—	(94,973)	(94,973)

Balance, as of December 31, 2021 and 2022	—	—	—

To assess potential impairment of goodwill, the Group performs an assessment of the carrying value of the reporting units at least on an annual basis or when events occur or circumstances change that would more likely than not reduce the estimated fair value of the reporting units below its carrying value. The Group performed a goodwill impairment analysis as of December 31, 2021. When determining the fair value of both the Momo and Tantan reporting units, the Group used a discounted cash flow model that included a number of significant unobservable inputs (Level 3).
Beginning in mid of 2021, with the departure of Tantan’s founders, management undertook a comprehensive review of Tantan’s strategy and operations, and determined to lower Tantan’s monetization level to improve user experience and retention to drive overall user growth, which resulted in a decline in the revenue and earnings estimates due to an overall reduced future growth expectations. As of December 31, 2021, combined with a decline in Group’s share price which resulted in the market capitalization of the Group being significantly below its book value, the Group has determined that it was more likely than not that goodwill was impaired. Accordingly, the Group determined the fair value of each respective reporting unit using the income-based approach, such that Tantan’s cash flows forecasts mainly factored in the lower than projected business outlook. Key assumptions used to determine the estimated fair value include: (a) internal cash flows forecasts including expected revenue growth, operating margins and estimated capital needs, (b) an estimated terminal value using a terminal year long-term future growth rate of 3% determined based on the growth prospects of the reporting units; and (c) a discount rate of 20% that reflects the weighted-average cost of capital adjusted for the relevant risk associated with the Momo and Tantan reporting units’ operations and the uncertainty inherent in the Group’s internally developed forecasts. As a result, the fair value of the reporting units was estimated to be below the carrying value and the Group recorded a RMB3,993,430 goodwill impairment during the year ended December 31, 2021.

No goodwill balance as of December 31, 2022.